EXHIBIT (b)

                    CERTIFICATION OF CEO AND CFO PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Report on Form N-CSR of Claymore/Raymond James SB-1 Equity Fund (the "Issuer") for the period ended February 29, 2008 (the "Report"), Nicholas Dalmaso, as Chief Legal and Executive Officer of the Issuer, and Steven M. Hill, as Treasurer, Chief Financial Officer and Chief Accounting Officer of the Issuer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


     /s/ Nicholas Dalmaso
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Name:    Nicholas Dalmaso
Title:   Chief Legal and Executive Officer
Dated:   April 30, 2008


     /s/ Steven M. Hill
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Name:    Steven M. Hill
Title:   Treasurer, Chief Financial Officer and Chief Accounting Officer
Dated:   April 30, 2008